The Millicom Group	12 Months Ended
Dec. 31, 2020
Interests In Other Entities [Abstract]
The Millicom Group	The Millicom Group The Group comprises a number of holding companies, operating subsidiaries and joint ventures with various combinations of mobile, fixed-line telephony, cable and wireless Pay TV, Broadband Internet and Mobile Financial Services (MFS) businesses. The Group also holds other small minority investments in other businesses such as micro-insurance (Milvik).Subsidiaries Subsidiaries are all entities which Millicom controls. Millicom controls an entity when it is exposed to, or has rights to variable returns from its investment in the entity, and has the ability to affect those returns through its power over the subsidiary. Millicom has power over an entity when it has existing rights that give it the current ability to direct the relevant activities, i.e. the activities that significantly affect the entity’s returns. Generally, control accompanies a shareholding of more than half of the voting rights although certain other factors (including contractual arrangements with other shareholders, voting and potential voting rights) are considered when assessing whether Millicom controls an entity. For example, although Millicom holds less than 50 % of the shares in its Colombian businesses, it holds more than 50 % of shares with voting rights. The contrary may also be true (e.g. Guatemala and Honduras). In respect of the joint ventures in Guatemala and Honduras, shareholders’ agreements require unanimous consents for decisions over the relevant activities of these entities (see also note A.2.2.). Therefore, the Group has joint control over these entities and accounts for them under the equity method.
Our main subsidiaries are as follows:

Entity	Country	Activity	December 31, 2020 % holding	December 31, 2019 % holding	December 31, 2018 % holding
Latin America			In %	In %	In %
Telemovil El Salvador S.A. de C.V.	El Salvador	Mobile, MFS, Cable, DTH	100	100	100
Millicom Cable Costa Rica S.A.	Costa Rica	Cable, DTH	100	100	100
Telefonica Celular de Bolivia S.A.	Bolivia	Mobile, DTH, MFS, Cable	100	100	100
Telefonica Celular del Paraguay S.A.	Paraguay	Mobile, MFS, Cable, PayTV	100	100	100
Cable Onda S.A (i).	Panama	Cable, PayTV, Internet, DTH, Fixed-line	80	80	80
Grupo de Comunicaciones Digitales, S.A. (formerly Telefonica Moviles Panama, S.A.)(ii)	Panama	Mobile	80	80	—
Telefonia Cellular de Nicaragua sa (ii)	Nicaragua	Mobile	100	100	—
Colombia Móvil S.A. E.S.P. (iii)	Colombia	Mobile	50-1 share	50-1 share	50-1 share
UNE EPM Telecomunicaciones S.A.(iii)	Colombia	Fixed-line, Internet, PayTV, Mobile	50-1 share	50-1 share	50-1 share
Edatel S.A. E.S.P. (iii)	Colombia	Fixed-line, Internet, PayTV, Cable	50-1 share	50-1 share	50-1 share
Africa
Sentel GSM S.A.(v)	Senegal	Mobile, MFS	—	—	—
MIC Tanzania Public Limited Company (vi)	Tanzania	Mobile, MFS	98.5	98.5	100
Millicom Tchad S.A. (v)	Chad	Mobile, MFS	—	—	100
Millicom Rwanda Limited (v)	Rwanda	Mobile, MFS	—	—	—
Zanzibar Telecom Limited (vi)	Tanzania	Mobile, MFS	98.5	98.5	85
Unallocated
Millicom International Operations S.A.	Luxembourg	Holding Company	100	100	100
Millicom International Operations B.V.	Netherlands	Holding Company	100	100	100
Millicom LIH S.A.	Luxembourg	Holding Company	100	100	100
MIC Latin America B.V.	Netherlands	Holding Company	100	100	100
Millicom Africa B.V.	Netherlands	Holding Company	100	100	100
Millicom Holding B.V.	Netherlands	Holding Company	100	100	100
Millicom International Services LLC	USA	Services Company	100	100	100
Millicom Services UK Ltd (iv)	UK	Services Company	100	100	100
Millicom Spain S.L.	Spain	Holding Company	100	100	100
(i)    Acquisition completed on December 13, 2018. Cable Onda S.A. is fully consolidated as Millicom has the majority of voting shares to direct the relevant activities. See note A.1.2..
(ii)    Companies acquired during 2019. See note A.1.2..
(iii)    Fully consolidated as Millicom has the majority of voting shares to direct the relevant activities.
(iv) Millicom Services UK Ltd with registered number 08330497 will take advantage of an audit exemption to prepare stand alone financial statements for the year ended December 31, 2020 as set out within section 479A of the Companies Act 2006.
(v)    Companies disposed of in 2018 or 2019. See note A.1.3.
(vi)    Change in ownership percentages as a result of the in-country restructuring . See note A.1.2.
Accounting for subsidiaries and non-controlling interests Subsidiaries are fully consolidated from the date on which control is transferred to Millicom. If facts and circumstances indicate that there are changes to one or more of the elements of control, a reassessment is performed to determine if control still exists. Subsidiaries are de-consolidated from the date that control ceases. Transactions with non-controlling interests are accounted for as transactions with equity owners of the Group. Gains or losses on disposals of non-controlling interests are recorded in equity. For purchases from non-controlling interests, the difference between any consideration paid and the relevant share acquired of the carrying value of net assets of the subsidiary is also recorded in equity.Acquisition of subsidiaries and changes in non-controlling interests in subsidiaries
Scope changes 2020
There were no material acquisitions in 2020.

Scope changes 2019
1. Telefonica CAM Acquisitions
On February 20, 2019, MIC S.A., Telefonica Centroamerica and Telefonica S.A. entered into 3 separate share purchase agreements (the “Telefonica CAM Acquisitions”) pursuant to which, subject to the terms and conditions contained therein, Millicom agreed to purchase 100% of the shares of Telefonica Moviles Panama, S.A., a company incorporated under the laws of Panama, from Telefonica Centroamerica (the “Panama Acquisition”), 100% of the shares of Telefonica de Costa Rica TC, S.A., a company incorporated under the laws of Costa Rica, from Telefonica (the “Costa Rica Acquisition”) and 100% of the shares of Telefonia Celular de Nicaragua, S.A., a company incorporated under the laws of Nicaragua, from Telefonica Centroamerica (the “Nicaragua Acquisition”). While Millicom completed both acquisitions in Nicaragua and Panama, it announced on May 2, 2020 that it had terminated the Share Purchase Agreement in relation to the Costa Rica Acquisition (see note G.3.1.). The aggregate purchase price for the Telefonica Panama and Nicaragua Acquisitions was $1.08 billion, which has been subject to purchase price adjustments - see below.
Acquisition related costs for Nicaragua and Panama acquisitions included in the statement of income under operating expenses were approximately $16 million for the year 2019.
The finalization of the purchase accounting for the recent acquisitions had an effect on the following financial statements line items of the statement of financial position as of December 31, 2019:

		Impact of finalization/update of purchase accounting of
(in millions of U.S dollars)	December 31, 2019	Nicaragua	Panama	December 31, 2019	Reason for the change
	As reported			Restated
STATEMENT OF FINANCIAL POSITION
ASSETS
Intangible assets, net	3,219	(4)	(20)	3,195	(i)
Property, plant and equipment, net	2,883	—	17	2,899	(ii)
Right-of-use asset (non-current)	977	—	34	1,012	(ii)
Other current assets	181	4	7	192	(iii)
LIABILITIES
Lease liabilities (non-current)	967	—	22	988	(ii)
Lease liabilities (current)	97	—	11	107	(ii)
Deferred tax liabilities	279	—	6	285	(iv)
EQUITY
Retained profits	2,222	—	—	2,222
Non-controlling interests	271	—	—	271
    (i)    Impact on goodwill resulting from the adjustments explained below for Nicaragua and Panama.
(ii)    See Panama section below. Mainly relates to lease accounting policy alignment, final property, plant and equipment step-up and final purchase price adjustment.
    (iii)    See Nicaragua and Panama section below. Reflects the final price adjustment agreed for Nicaragua and Panama.
    (iv)    Deferred tax impact of these previously explained adjustments.
The impact of the finalization of Nicaragua and Panama's purchase accounting on the 2019 Group statement of income is immaterial and, therefore, no adjustments were made on comparative figures in that respect.
Further details of Nicaragua and Panama acquisitions are provided below.
a) Nicaragua Acquisition
This transaction closed on May 16, 2019 after receipt of the necessary approvals and, since that date, Millicom holds all voting rights into Telefonia Celular de Nicaragua ("Nicaragua") and controls it. On the same day, Millicom paid an original cash consideration of $437 million, which was adjusted to $430 million as of December 31, 2019 and finally adjusted to $426 million in 2020. For the purchase accounting, Millicom determined the final fair values of Nicaragua's identifiable assets and liabilities based on transaction and relative fair values. The purchase accounting was finalized by May 16, 2020 and has not materially changed since December 31, 2019, with the exception of the final price adjustment.
The final purchase accounting and differences compared to the provisional fair values reported as at December 31, 2019 are shown below:

	Provisional Fair values (100%)	Final Fair values (100%)	Changes
	(US$ millions)	(US$ millions)	(US$ millions)
Intangible assets (excluding goodwill) (i)	131	131	—
Property, plant and equipment (ii)	149	149	—
Right of use assets (iii)	131	131	—
Other non-current assets	2	2	—
Current assets (excluding cash) (iv)	23	23	—
Trade receivables (v)	17	17	—
Cash and cash equivalents	7	7	—
Total assets acquired	459	459	—
Lease liabilities (iii)	131	131	—
Other liabilities (vi)	118	118	—
Total liabilities assumed	249	249	—
Fair value of assets acquired and liabilities assumed, net	210	210	—
Acquisition price	430	426	(4)
Goodwill	220	216	(4)
(i)    Intangible assets not previously recognized at the date of acquisition, are mainly customer lists for an amount of $81 million, with estimated useful lives ranging from 4 to 10 years. In addition, a fair value step-up of $39 million on the spectrum held by Nicaragua has been recognized, with a remaining useful life of 14 years.
(ii)    A fair value step-up of $39 million has been recognized on property, plant and equipment, mainly on the core network ($25 million) and owned land and buildings ($8 million). The expected remaining useful lives were estimated at 6-7 years on average.
(iii)    The Group measured the lease liability at the present value of the remaining lease payments (as defined in IFRS 16) as if the acquired lease were a new lease at the acquisition date. The right-of-use assets have been adjusted by $7 million to be measured at the same amount as the lease liabilities.
(iv)    Current assets include indemnification assets for tax contingencies at a fair value of $11 million - see (v) below.
(v)    The fair value of trade receivables acquired was $17 million.
(vi)    Other liabilities include the fair value of certain possible tax contingent liabilities for $1 million and a deferred tax liability of $50 million resulting from the above adjustments
The goodwill is currently not tax deductible, and is attributable to expected synergies and convergence with our legacy fixed business in the country, as well as to the fair value of the assembled work force. For convenience purposes, the acquisition date was set on May 1, 2019 as there were no material transactions from this date to May 16, 2019. From May 1, 2019 to December 31, 2019, Nicaragua contributed $144 million of revenue and a net profit of $5 million to the Group. If the acquisition had occurred on January 1, 2019 incremental revenue for the Group for the twelve-month period ended December 31, 2019 would have been $219 million and incremental net loss for that period would have been $16 million, including amortization of assets not previously recognized of $12 million (net of tax).
Key assumptions used in fixed assets valuation
The following valuation methods and key estimates were used for the valuation of the main classes of fixed assets:

Major class of assets	Valuation method	Key assumption 1	Key assumption 2	Key assumption 3
Spectrum	Market approach - Market comparable transactions	Discount rate : 14%	Terminal growth rate: 2.5%	Estimated duration: 14 years
Customer lists	Income approach - Multi-Period Excess Earnings Method	Discount rate: 14-15%	Monthly Churn rate: From 1.2% for B2B to 2.9% for B2C	EBITDA margin: ~ 36% to 41%
Land and buildings	Market approach	Economic useful life (range): 10-30 years	Price per square meter: from $2 to $57	N/A
Core network	Cost approach	Economic useful life (range): 5-27 years	Remaining useful life (minimum) : 1.7 years	N/A
b) Panama Acquisition
This transaction closed on August 29, 2019 after receipt of the necessary approvals and, since that date, Cable Onda, which is 80% owned by Millicom, holds all voting rights in Grupo de Comunicaciones Digitales, S.A., formerly Telefonica Moviles Panama, S.A.,("Panama") and controls it. On the same day, Cable Onda paid an original cash consideration of $594 million to acquire 100% of the shares of Panama, finally adjusted to $587 million during Q3 2020. No non-controlling interests are recognized at acquisition date as Cable Onda acquired 100% of the shares of Panama. However, non-controlling interests are recognized on Panama's results from the date of acquisition.
For the purchase accounting, Millicom determined the fair value of Panama's identifiable assets and liabilities based on transaction and relative fair values. During 2020, the Group completed the policy alignment and evaluation in respect of the right-of-use assets and lease liabilities, the property plant and equipment, as well as their related effect on the final valuation of the other fixed assets. The related effects of these adjustments are shown in the table below.
The updated provisional purchase accounting and differences compared to the provisional fair values reported as at December 31, 2019 are shown below:

	Provisional Fair values (100%)	Final Fair values (100%)	Differences
(in millions of U.S dollars)
Intangible assets (excluding goodwill) (i)	178	182	4
Property, plant and equipment (ii)	110	127	17
Right of use assets (iii)	47	81	34
Other non-current assets	3	3	—
Current assets (excluding cash)	23	23	—
Trade receivables (iv)	21	21	—
Cash and cash equivalents	10	10	—
Total assets acquired	391	446	55
Lease liabilities	48	81	33
Other debt and financing	74	74	—
Other liabilities (v)	101	107	6
Total liabilities assumed	224	262	39
Fair value of assets acquired and liabilities assumed, net	167	184	16
Acquisition price	594	587	(7)
Goodwill	426	403	(23)
(i)    Intangible assets not previously recognized at the date of acquisition, are mainly customer lists for an amount of $55 million, with estimated useful lives ranging from 3 to 17 years. In addition, a fair value step-up of $7 million on the spectrum held by Panama has been recognized, with a remaining useful life of 17 years. Finally, a fair value step-up of $3 million has been recognised on certain software.
(ii)     A fair value step-up of $17 million has been recognized on property, plant and equipment, mainly on the core network ($11 million) and owned land and buildings ($4 million). The expected remaining useful lives were estimated at 3 to 8 years.
(iii)     The accounting policy alignment resulted in an increase in the right-of-use assets and lease liabilities of approximately $30 million. Subsequently, the right-of-use assets have been adjusted by $4 million to be measured at an amount equal to the lease liabilities.
(iv)     The fair value of trade receivables acquired was $21 million.
(v)    Other liabilities include a deferred tax liability of $21 million resulting from the above adjustments
The goodwill is currently not tax deductible and is attributable to expected synergies and convergence with Cable Onda, as well as to the fair value of the assembled work force. For convenience purposes, the acquisition date was set on September 1, 2019. From September 1, 2019 to December 31, 2019, Panama contributed $80 million of revenue and a net profit of $6 million to the Group. If Panama had been acquired on January 1, 2019 incremental revenue for the Group for the twelve-month period ended December 31, 2019 would have been $158 million and incremental net profit for that period would have been $1 million, including amortization of assets not previously recognized of $3 million (net of tax).
As mentioned above, the impact of the finalization of Panama's purchase accounting on the 2019 Group statement of income was immaterial and, therefore, no adjustments were made on comparative figures in that respect.
Key assumptions used in fixed assets valuation
The following valuation methods and key estimates were used for the valuation of the main classes of fixed assets:

Major class of assets	Valuation method	Key assumption 1	Key assumption 2	Key assumption 3
Customer lists	Income approach - Multi-Period Excess Earnings Method	Discount rate: 9.8-10.8%	Monthly Churn rate: ~3.8% in average	EBITDA margin: ~ 41.5%
Property, plant and equipment	Cost approach	Economic useful life (range): 3-27 years	Remaining useful life (minimum): 3-27 years	N/A
2. Tanzania restructuring
In October 2019, with the view of listing the shares of MIC Tanzania Public Limited Company ('MIC Tanzania') on the local stock exchange (see note H.), Millicom completed the restructuring of its investments in different operations in the country. Mainly, MIC Tanzania acquired all the shares of Zantel, which was partially held by the Government of Zanzibar (15%). In exchange of the contribution of its 15% shares in Zantel to MIC Tanzania, the Government of Zanzibar received 1.5% of newly issued shares in MIC Tanzania. This restructuring did not result in the Group losing control in Zantel nor MIC Tanzania, and has therefore been recognized as an equity transaction. As a consequence, the Group owners’ equity decreased by a net amount of $18 million as a result of the derecognition of the 15% non-controlling interests in Zantel and the recognition of 1.5% non-controlling interests in MIC Tanzania.
3. Others
During the year ended December 31, 2019, the Group also completed minor additional acquisitions.
Disposal of subsidiaries and decreases in non-controlling interests of subsidiaries
Chad
On June 26, 2019, the Group completed the disposal of its operations in Chad for a cash consideration of $110 million. In August 2020, the Group and the buyer of our operations in Chad agreed on a final price adjustment of $8 million in favor of the buyer. In accordance with Group practices, the Chad operation had been classified as assets held for sale and discontinued operations as from June 5, 2019 and comparative periods restated. On June 26, 2019, Chad was deconsolidated and a gain on disposal of $77 million was recognized (see also note E.4.).
Rwanda
On December 19, 2017, Millicom announced that it has signed an agreement for the sale of its Rwanda operations to subsidiaries of Bharti Airtel Limited for a final cash consideration of $51 million, including a deferred cash payment for an amount of $18 million which has been settled in January 2020. The transaction also included earn-outs for $7 million that were not recognized by the Group as management does not believe these would be triggered. The sale was completed on January 31, 2018. In accordance with Group practices, Rwanda operations’ assets and liabilities were classified as held for sale on January 23, 2018. Rwanda’s operations also represented a separate geographical area and did qualify for discontinued operations presentation; results were therefore shown on a single line in the statements of income under ‘Profit (loss) for the year from discontinued operations, net of tax’ (see also note E.4.).
Senegal
On July 28, 2017, Millicom announced that it had agreed to sell its Senegal business to a consortium consisting of NJJ, Sofima (managed by the Axian Group) and Teylium Group. In accordance with Group practices, Senegal operations’ assets and liabilities were classified as held for sale on February 2, 2017. Senegal’s operations also represented a separate geographical area and did qualify for discontinued operations. The sale was completed on April 27, 2018 in exchange of a cash consideration of $151 million. (see also note E.4.)
Other disposals
For the years ended December 31, 2020, 2019 and 2018, Millicom did not dispose of any other significant investments.Summarized financial information relating to significant subsidiaries with non-controlling interests
At December 31, 2020 and 2019, Millicom’s subsidiaries with material non-controlling interests were the Group’s operations in Colombia and Panama.
Balance sheet – non-controlling interests

	December 31,
	2020	2019
	(US$ millions)
Colombia	133	170
Panama	81	99
Others	1	2
Total	215	271
Profit (loss) attributable to non-controlling interests

	2020	2019	2018
	(US$ millions)
Colombia	(23)	11	(5)
Panama	(18)	(6)	(8)
Others	—	—	(3)
Total	(41)	5	(16)

The summarized financial information for material non-controlling interests in our operations in Colombia and Panama is provided below. This information is based on amounts before inter-company eliminations.
Colombia

	2020	2019	2018
	(US$ millions)
Revenue	1,346	1,532	1,661
Total operating expenses	(470)	(543)	(667)
Operating profit	129	164	147
Net (loss) for the year	(46)	23	(10)
50% non-controlling interest in net (loss)	(23)	11	(5)
Total assets (excluding goodwill)	2,589	2,256	1,966
Total liabilities	2,303	1,891	1,620
Net assets	286	365	346
50% non-controlling interest in net assets	143	183	173
Consolidation adjustments	(10)	(13)	(12)
Total non-controlling interest	133	170	161
Dividends and advances paid to non-controlling interest	(4)	(12)	(2)
Net cash from operating activities	370	363	348
Net cash from (used in) investing activities	(311)	(260)	(270)
Net cash from (used in) financing activities	(47)	(67)	(75)
Exchange impact on cash and cash equivalents, net	(15)	—	(18)
Net increase in cash and cash equivalents	(3)	36	(15)
Panama

	2020	2019 (ii)	2018 (i)
	(US$ millions)
Revenue	585	475	17
Total operating expenses	(197)	(148)	(8)
Operating profit	(60)	(15)	(39)
Net (loss) for the year	(89)	(31)	(39)
20% non-controlling interest in net (loss)	(18)	(6)	(8)
Total assets (excluding Millicom's goodwill in Cable Onda)	1,734	1,905	1,082
Total liabilities	1,327	1,411	556
Net assets	407	494	526
20% non-controlling interest in net assets	81	99	105
Total non-controlling interest	81	99	105
Net cash from operating activities	193	167	(2)
Net cash from (used in) investing activities	(100)	(693)	12
Net cash from (used in) financing activities	(69)	580	(3)
Net increase in cash and cash equivalents	24	54	7
(i)    Cable Onda was acquired on December 13, 2018 and 2018 figures therefore only include results and cash flows from the date of acquisition.
(ii)    In 2019, Cable Onda acquired Telefonica Panama for $587 million (note A.1.2.), financed by issuing a $600 million Senior Notes due 2030 (note C.3.1.) The 2019 figures include the full year results and cash flows of Cable Onda, as well as 4 months of Telefonica Panama which was consolidated from September 1, 2019. Figures have been restated as a result of the finalization of the purchase accounting for Cable Onda. See note A.1.2..
Joint ventures
Joint ventures are businesses over which Millicom exercises joint control as decisions over the relevant activities of each require unanimous consent of shareholders. Millicom determines the existence of joint control by reference to joint venture agreements, articles of association, structures and voting protocols of the board of directors of those ventures.
At December 31, 2020, the equity accounted net assets of our joint ventures in Guatemala, Honduras and Ghana totaled $3,072 million (December 31, 2019: $3,346 million for Guatemala and Honduras only). These net assets do not necessarily represent statutory reserves available for distribution as these include consolidation adjustments (such as goodwill and identified assets and assumed liabilities recognized as part of the purchase accounting). Out of these reserves, $153 million (December 31, 2019: $142 million) represent statutory reserves that are unavailable to be distributed to the Group. During the year ended December 31, 2020, Millicom’s joint ventures paid $71 million (December 31, 2019: $237 million) as dividends or dividend advances to the Company.
Our main joint ventures are as follows:

Entity	Country	Activity	December 31, 2020 % holding	December 31, 2019 % holding
Comunicaciones Celulares S.A. (i)	Guatemala	Mobile, MFS	55	55
Navega.com S.A. (i)	Guatemala	Cable, DTH	55	55
Telefonica Celular S.A. (i)	Honduras	Mobile, MFS	66.7	66.7
Navega S.A. de CV (i)	Honduras	Cable	66.7	66.7
Bharti Airtel Ghana Holdings B.V.	Ghana	Mobile, MFS	50	50
(i)Millicom owns more than 50% of the shares in these entities and has the right to nominate a majority of the directors of each of these entities. However, key decisions over the relevant activities must be taken by a super majority vote. This effectively gives either shareholder the ability to veto any decision and therefore neither shareholder has sole control over the entity. Therefore, the operations of these joint ventures are accounted for under the equity method.
The carrying values of Millicom’s investments in joint ventures were as follows:
Carrying value of investments in joint ventures at December 31

	%	2020	2019
		(US$ millions)
Honduras operations (i)	66.7	610	708
Guatemala operations (i)	55	2,031	2,089
AirtelTigo Ghana operations	50	—	—
Total		2,642	2,797
(i)    Includes all the companies under the Honduras and Guatemala groups.
The table below summarizes the movements for the year in respect of the Group’s joint ventures carrying values:

	Guatemala(i)	Honduras (i)	Ghana(ii)
	(US$ millions)
Opening balance at January 1, 2019	2,104	730	32
Accounting policy changes	—	—	—
Results for the year	152	27	(40)
Utilization of past unrecognized losses	—	—	(5)
Capital increase	—	—	5
Dividends declared during the year	(170)	(37)	—
Currency exchange differences	2	(12)	8
Closing balance at December 31, 2019	2,089	708	—
Disposal of the Group's investment in Navega to Celtel (iii)	—	(83)	—
Results for the year	144	27	—
Dividends declared during the year	(199)	(55)	—
Currency exchange differences	(3)	13	—
Closing balance at December 31, 2020	2,031	610	—
(i)    Share of profit (loss) is recognized under ‘Share of profit in the joint ventures in Guatemala and Honduras’ in the statement of income.
(ii)    Share of profit (loss) is recognized under ‘Income (loss) from other joint ventures and associates, net’ in the statement of income.
(iii)     See note G.5.
At December 31, 2020 and 2019 the Group had not incurred obligations, nor made payments on behalf of the Guatemala, Honduras or Ghana operations.Accounting for joint ventures
Joint ventures are accounted for using the equity method of accounting and are initially recognized at cost (calculated at fair value if it was a subsidiary of the Group before becoming a joint venture). The Group’s investments in joint ventures include goodwill (net of any accumulated impairment loss) on acquisition.
The Group’s share of post-acquisition profits or losses of joint ventures is recognized in the consolidated statement of income and its share of post-acquisition movements in reserves is recognized in reserves. Cumulative post-acquisition movements are adjusted against the carrying amount of the investments. When the Group’s share of losses in a joint venture equals or exceeds its interest in the joint venture, including any other unsecured receivables, the Group does not recognize further losses, unless the Group has incurred obligations or made payments on behalf of the joint ventures.
Gains on transactions between the Group and its joint ventures are eliminated to the extent of the Group’s interest in the joint ventures. Losses are also eliminated unless the transaction provides evidence of an impairment of the asset transferred. Accounting policies of joint ventures have been changed where necessary to ensure consistency with the policies adopted by the Group. Dilution gains and losses arising in investments in joint ventures are recognized in the statement of income.
After application of the equity method, including recognizing the joint ventures’ losses, the Group applies IFRS 9 to determine whether it is necessary to recognize any additional impairment loss with respect to its net investment in the joint venture.Material joint ventures – Guatemala, Honduras and Ghana operations Summarized financial information for the years ended December 31, 2020, 2019 and 2018 of the Guatemala Honduras and Ghana operations is as follows. This information is based on amounts before inter-company eliminations.
Guatemala

	2020	2019	2018
	(US$ millions)
Revenue	1,503	1,434	1,373
Depreciation and amortization	(323)	(313)	(283)
Operating profit	452	429	387
Financial income (expenses), net (i)	(95)	(66)	(56)
Profit before taxes	347	356	309
Charge for taxes, net	(83)	(79)	(69)
Profit for the year	264	277	240
Net profit for the year attributable to Millicom	144	152	131
Dividends and advances paid to Millicom	47	209	211
Total non-current assets (excluding goodwill)	2,195	2,517	2,280
Total non-current liabilities	751	1,216	981
Total current assets	742	717	718
Total current liabilities	523	251	221
Total net assets	1,662	1,767	1,796
Group's share in %	55%	55%	55%
Group's share in USD millions	914	972	988
Goodwill and consolidation adjustments	1,117	1,117	1,116
Carrying value of investment in joint venture	2,031	2,089	2,104

Cash and cash equivalents	188	189	217
Debt and financing – non-current	619	1,152	928
Debt and financing – current	24	21	—
Net cash from operating activities	598	588	545
Net cash from (used in) investing activities	(289)	(205)	(173)
Net cash from (used in) financing activities	(308)	(412)	(455)
Exchange impact on cash and cash equivalents, net	(2)	1	(3)
Net increase in cash and cash equivalents	(1)	(28)	(86)
(i)    In 2020, Financial expenses include a $18 million charge related to early redemption of bonds - see below.
Guatemala financing
In 2014, Intertrust SPV (Cayman) Limited, acting as trustee of the Comcel Trust, a trust established and consolidated by Comcel for the purposes of the transaction, issued $800 million 6.875% Senior Notes to refinance existing local and MIC S.A. corporate debt. The bond was issued at 98.233% of the principal and had an effective interest rate of 7.168%. The bond was guaranteed by Comcel and listed on the Luxembourg Stock Exchange.

On November 18, 2020, the $800 million aggregate principal amount of its outstanding 6.875% Senior Notes due 2024 was early redeemed at a redemption price equal to 102.292%of the principal amount of the Notes to be redeemed plus accrued and unpaid interest of $16 million, resulting in an aggregate amount of $834 million. The redemption premium ($18 million) and additional interest ($7 million), as well as the remaining unamortized deferred costs of $8 million were recorded as financial expenses during the year. This early redemption was financed through local financing in local currency as well as by shareholder loans (see note G.5.).
The impact on the Group's statement of income is a $18 million expense (at 55% ownership) reported on the line "Share of profit in the joint ventures in Guatemala and Honduras".
On October 5, 2020, Comcel executed a credit agreement with Banco Industrial for GTQ 1,697 million (approximately $218 million using the exchange rate as of December 31, 2020) for a 5 year term to refinance other credit agreements with Banco Industrial and to finance and refinance working capital, capital expenditures and general corporate purposes.
Honduras

	2020	2019	2018
	(US$ millions)
Revenue	552	594	586
Depreciation and amortization	(132)	(132)	(133)
Operating profit	77	102	91
Financial income (expenses), net	(24)	(37)	(29)
Profit before taxes	58	60	52
Charge for taxes, net	(19)	(21)	(18)
Profit for the year	39	39	34
Net profit for the year attributable to Millicom	27	27	23
Dividends and advances paid to Millicom	24	28	32
Total non-current assets (excluding goodwill)	461	516	506
Total non-current liabilities	533	469	386
Total current assets	300	312	304
Total current liabilities	236	183	226
Total net assets	(8)	176	198
Group's share in %	66.7%	66.7%	66.7%
Group's share in USD millions	(5)	117	132
Goodwill and consolidation adjustments	615	591	598
Carrying value of investment in joint venture	610	708	730

Cash and cash equivalents	60	40	25
Debt and financing – non-current	390	384	298
Debt and financing – current	10	39	85
Net cash from operating activities	151	169	147
Net cash from (used in) investing activities	(145)	(77)	(87)
Net cash from (used in) financing activities	14	(77)	(50)
Net (decrease) increase in cash and cash equivalents	20	15	9
Honduras financing
On September 19, 2019, Telefónica Celular, S.A. de C.V. entered into a new credit agreement with Banco Industrial S.A. and Banco Pais S.A for an amount up to $185 million, in tranches of $100 million, $60 million and $25 million. The Loan Agreement has a 10-year maturity and an interest rate of LIBOR plus 3.80% per annum, subject to a floor of minimum 5.25%. The new credit agreement has been used to consolidate the portion of a syndicated $250 million facility with Scotiabank dated March 27, 2015, and $90 million credit agreement with Banco Industrial S.A. dated March 20, 2018.
On September 19, 2019, Navega S.A. de C.V., entered into new facility agreement with Banco Industrial S.A. for an amount of $20 million and a duration of 10 years. The new agreement bears an annual interest of LIBOR plus 3.80% , subject to a floor of 5.25%. and will be used to refinance the portion corresponding to it as borrower under the $250 million facility with Scotiabank dated March 27, 2015.
On June 1, 2020, Telefónica Celular, S.A. de C.V. executed a $32 million bank loan agreement in equivalent amount in local currency for a 10-year term.
AirtelTigo Ghana

	2020	2019	2018
	(US$ millions)
Revenue	132	142	187
Depreciation and amortization	(42)	(69)	(110)
Operating loss	(30)	(72)	(100)
Financial income (expenses), net	(41)	(77)	(42)
Loss before taxes	(85)	(123)	(135)
Charge for taxes, net	—	—	—
Loss for the period	(85)	(123)	(135)
Net loss for the period attributable to Millicom	—	(40)	(68)
Total non-current assets (excluding goodwill)	204	168	277
Total non-current liabilities	289	245	277
Total current assets	41	42	71
Total current liabilities	218	187	134
Total net assets	(263)	(223)	(63)
Group's share in %	50%	50%	50%
Group's share in USD millions	(132)	(111)	(31)
Goodwill and consolidation adjustments	89	90	63
Unrecognised losses	(42)	(22)	—
Carrying value of investment in joint venture	—	—	32

Cash and cash equivalents	1	5	19
Debt and financing – non-current	289	245	276
Debt and financing – current	40	27	17

Net cash from operating activities	(8)	(5)	(19)
Net cash from (used in) investing activities	—	—	(8)
Net cash from (used in) financing activities	4	(6)	42
Net increase in cash and cash equivalents	(4)	(11)	15
Impairment of investment in joint ventures
While no impairment triggers were identified for the Group’s investments in joint ventures in 2020, according to its policy, management have completed an impairment test for its joint ventures in Guatemala and Honduras (our investment in Ghana was not tested for impairment as its carrying value is nil since 2019).
The Group’s investments in Guatemala and Honduras operations were tested for impairment by assessing their recoverable amount (using a value in use model based on discounted cash flows) against their carrying amounts. The cash flow projections used were extracted from financial budgets approved by management and reviewed by the Board (refer to note E.1.6. for further details on impairment testing). Cash flows beyond this period have been extrapolated using a perpetual growth rate of 1% (2019: 1.1%–1.2%. Discount rates used in determining recoverable amounts were 8.6% and 9.0%, respectively (2019: 9.5% and 9.7%).
For the year ended December 31, 2020 and 2019, and as a result of the impairment testing described above, management concluded that none of the Group’s investments in joint ventures should be impaired.
Sensitivity analysis was performed on key assumptions within the impairment tests. The sensitivity analysis determined that sufficient headroom exists from realistic changes to the assumptions that would not impact the overall results of the testing.Investments in associates
Millicom’s investments in Helios Towers Africa Ltd (HTA) and in the African online business (AIH) became listed companies during 2019, and Millicom resigned from its board of directors' positions in both companies, having as an effect the loss of its significant influence. Both investments are now accounted for as equity instruments (see note C.7.3.). Millicom has significant influence over other immaterial associates as shown below.
The Group’s associates are as follows:

			December 31, 2020	December 31, 2019
Entity	Country	Activity(ies)	% holding	% holding
Africa
West Indian Ocean Cable Company Limited (WIOCC)	Republic of Mauritius	Telecommunication carriers’ carrier	9.1	9.1
Latin America
MKC Brilliant Holding GmbH (LIH)	Germany	Online marketplace, retail and services	35.0	35.0
Unallocated
Milvik AB(i)	Sweden	Other	9.7	11.4
(i) Millicom ownership in Milvik AB has been diluted in 2020 as a result of a capital injection to which the Group did not participate.

At December 31, 2020 and 2019, the carrying value of Millicom’s main associates was as follows:
Carrying value of investments in associates at December 31

	2020	2019
	(US$ millions)
Milvik AB	10	11
West Indian Ocean Cable Company Limited (WIOCC)	14	14
Total	24	25
Accounting for investments in associates The Group accounts for associates in the same way as it accounts for joint ventures.Impairment of interests in associates MKC Brilliant Holding GmbH (LIH) Millicom’s 35.0% investment in LIH had been fully impaired in two stages (by $40 million in 2016 and $48 million in 2017) as a result of the annual impairment test conducted back then. The impairment test performed in 2020 confirms this conclusion.Discontinued operationsClassification of discontinued operations Discontinued operations are those which have identifiable operations and cash flows (for both operating and management purposes) and represent a major line of business or geographic area which has been disposed of, or are held for sale. Revenue and expenses associated with discontinued operations are presented retrospectively in a separate line in the consolidated statement of income. Millicom determined that the loss of path to control of operations by the termination of a contractual arrangement (e.g. termination without exercise of an unconditional call option agreement giving path to control, as occurred with the Guatemala and Honduras operations) does not require presentation as a discontinued operation.Millicom’s discontinued operations In accordance with IFRS 5, the Group’s businesses in Chad, Senegal and Tigo Rwanda had been classified as assets held for sale (respectively on June 5, 2019, February 2, 2017, and January 23, 2018) and their results were showed as discontinued operations for all years presented in these financial statements. The statement of income comparative figures presented in the notes to these consolidated financial statements have therefore been restated accordingly and when necessary. For further details, refer to note E.4.